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                                                                     Exhibit 23

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-83245, 333-93151 and 333-93153) of Engage
Technologies, Inc. of our report dated June 25, 1999 relating to the financial statements of AdKnowledge Inc., which appears in the Engage Technologies, Inc. definitive proxy statement filed with the Securities and Exchange Commission on November 19, 1999.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 2, 2000